UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): February 8, 2017

                               CEL-SCI CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)



        Colorado                     01-11889                  84-0916344
----------------------------    ---------------------    ---------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                       ----------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                            ------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

      CEL-SCI met with FDA on February 8, 2017. At this meeting, there was a discussion of steps that would be required to lift the partial clinical hold. CEL-SCI has immediately begun working on those steps which, subject to the FDA's review of CEL-SCI's submission upon their completion, may or may not result in the lifting of the partial clinical hold.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2017

                                       CEL-SCI CORPORATION


                                       By: /s/ Patricia B. Prichep
                                           -----------------------------
                                          Patricia B. Prichep
                                          Senior Vice President of Operations